Contract Acceptance Notice - Reseller

To:	WAAT Media Corporation, United States of America, registered no. 2512380 and Address: 18226 Ventura Blvd. Suite 102 Tarzana, Ca 91356 Attention: Camill Sayadeh Fax: +1 818 708 0598
From the Vodafone Group Company identified opposite:	Vodafone Hungary Ltd (CRN: Cg. 01-10-044159), a company incorporated in Hungary and whose registered office is 1062 Budapest, Váci út 1-3..
CC:	Vodafone Group Services Limited Vodafone House The Connection, Newbury, Berkshire RG14 2FN United Kingdom Attention: Executive Head of Content Development (Graeme Ferguson) Fax: +44 207 212 0312
Territory	Hungary

We accept the Standing Offer set out in the Master Agreement entered into between you and VGSL dated 17 January 2005 (entitled “Vodafone Master Global Content Reseller Terms and Conditions”), a copy of which (together with any relevant Content Schedules) we have seen.

We elect that our Contract’s Commencement Date be 29 September 2003.

Signed on behalf of: The Vodafone Group Company Identified above

Print signatories’ name: Vital Attila

Position: CEO

Date signed:

NB - Prior to signing this Contract Acceptance Notice, the Vodafone Group Company must be sent copies of the final, signed versions of: (1) Terms and Conditions; and (2) Content Schedule(s).